Second Quarter 2014 Earnings Review August 4, 2014

Forward–Looking Statements All statements in this presentation (and oral statements made regarding the subjects of this presentation) other than historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and factors that could cause actual results to differ materially from such statements, many of which are outside the Company’s control. Forward-looking information includes, but is not limited to: the Company’s operational, financial and growth strategies, including the 2014 budget and planned expenditures, growth activities and expectations, future drilling plans and expectations, and the share repurchase program; the Company’s ability to successfully effect those strategies and the expected results therefrom; the Company’s financial and operational outlook, and ability to fulfill that outlook; 2014 estimates for production growth, exploration expenses and operating costs, volumes and tax rates; expected additions to the Company's Oklahoma acreage position; estimated growth in resource plays; statements related to enhanced completion designs and the expected benefits thereof; and statements related to the announced sale of the Norway business and the expected proceeds, timing and use of proceeds thereof. While the Company believes that the assumptions concerning future events are reasonable, a number of factors could cause results to differ materially from those indicated by such forward-looking statements including, but not limited to: conditions in the oil and gas industry, including the level of supply or demand for liquid hydrocarbons and natural gas and the impact on the price of liquid hydrocarbons and natural gas; changes in political or economic conditions in key operating markets, including international markets; the amount of capital available for exploration and development; timing of commencing production from new wells; drilling rig availability; availability of materials and labor; the inability to obtain or delay in obtaining necessary government or third-party approvals and permits; non-performance by third parties of their contractual obligations; unforeseen hazards such as weather conditions, acts of war or terrorist acts and the governmental or military response thereto; changes in safety, health, environmental and other regulations; and other geological, operating and economic considerations. These forward-looking statements are also affected by the risk factors, forward-looking statements and challenges and uncertainties described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, and those set forth from time to time in the Company’s filings with the Securities and Exchange Commission (SEC), which are currently available at www.MarathonOil.com. Except as required by law, the Company expressly disclaims any intention or obligation to revise or update any forward-looking statements whether as a result of new information, future events or otherwise. Cautionary Note to U.S. Investors - The SEC permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable or possible reserves which are estimated remaining quantities of oil and gas and related substances anticipated to be economically producible, as of a given date, by application of development projects to known accumulations. Marathon Oil Corporation uses certain terms in this presentation, such as 2P unconventional resource and other similar terms that the SEC's guidelines strictly prohibit us from including in filings with the SEC. U.S. investors are urged to consider closely the disclosures in Marathon Oil's periodic filings with the SEC, available from us at 5555 San Felipe Street, Houston, Texas 77056 and the Company's website at http://www.MarathonOil.com. You can also obtain this information from the SEC by calling 1-800-SEC-0330. 2 Marathon Oil Corporation

Executing on 2014 Priorities 2Q 2014 Highlights 3 Marathon Oil Corporation  Adjusted net income per diluted share of $0.89, up 33% from the year-ago quarter  Adjusted income from continuing operations per diluted share of $0.62, an increase of 51% from the year-ago quarter  Three high-quality U.S. resource plays averaged net production of 170,000 BOED, up 29% from year-ago quarter, with liquids production up more than 30%. On track for >30% production growth year-over-year supported by:  Pace of Eagle Ford wells to sales up 55% quarter-over-quarter  Enhanced completion design in Eagle Ford delivering strong early results  Successful delineation of Austin Chalk / Upper Eagle Ford for co-development continues  Bakken wells to sales up 73% quarter-on-quarter  Executed agreements increasing total Oklahoma resource position to >300,000 net acres  Continued strong performance in SCOOP  Recorded 98% average operational availability for Company-operated assets  Reached agreement to sell Norway business for total transaction value of $2.7 billion; expect to close in 4Q  Repurchased ~13MM shares in 2Q at a cost of $449MM; $1.5B authorization remaining  Increased quarterly dividend 11% to $0.21 per share See Appendix for information on adjusted net income and adjusted income from continuing operations, which are non-GAAP measures.

Total Company Cash Flow 2014 YTD Marathon Oil Corporation 4 Cash-adjusted debt-to-capital ratio 25% 264 1,169 2,473 (355) (2,230) 2,232 (260) (162) (1,000) 0 500 1,000 1,500 2,000 2,500 3,000 12/31/13 Cash Balance Cont Op Cash Flow b/f WC Cont Op Working Capital Cont Op Cash Capital Expenditures Dispositions Dividends Stock Repurchase Debt Repayment & Other Disc Op Cash Flow Disc Op Cash Capital Expenditures 6/30/14 Cash Balance $M M 440 (233) We sold our Angola assets in the first quarter of 2014 and entered into an agreement to sell our Norway business in June 2014. The Angola and Norway businesses are reflected as discontinued operations in all periods presented.

Adjusted Income From Continuing Operations 2Q-14 vs. 2Q-13 Marathon Oil Corporation 293 (19) 81 (10) 35 40 0 50 100 150 200 250 300 350 400 450 500 2Q 2013 N.A. E&P (After-tax) Int'l E&P (After-tax) OSM (After-tax) Corp & Unallocated G&A (Pre-tax) Other (Pre-tax) Unallocated Income Taxes 2Q 2014 $M M 3 423 5  2Q-14 consolidated effective tax rate for continuing ops 30% We sold our Angola assets in the first quarter of 2014 and entered into an agreement to sell our Norway business in June 2014. The Angola and Norway businesses are reflected as discontinued operations and excluded from above. See Appendix for information on adjusted income from continuing operations, a non-GAAP measure.

Adjusted Income From Continuing Operations 2Q-14 vs. 1Q-14 Marathon Oil Corporation 438 (32) 60 (61) (9) 21 0 100 200 300 400 500 600 1Q 2014 N.A. E&P (After-tax) Int'l E&P (After-tax) OSM (After-tax) Corp & Unallocated G&A (Pre-tax) Other (Pre-tax) Unallocated Income Taxes 2Q 2014 $M M 4236 6  2Q-14 consolidated effective tax rate for continuing ops 30% We sold our Angola assets in the first quarter of 2014 and entered into an agreement to sell our Norway business in June 2014. The Angola and Norway businesses are reflected as discontinued operations and excluded from above. See Appendix for information on adjusted income from continuing operations, a non-GAAP measure.

North America E&P Segment Earnings 242 131 20 (35) (25) (9) (22) 302 0 50 100 150 200 250 300 350 400 450 1Q 2014 Volume Variance (Pre-tax) Price Variance (Pre-tax) DD&A (Pre-tax) Exploration Expenses (Pre-tax) Other (Pre-tax) Income Taxes 2Q 2014 $M M 2Q-14 vs. 1Q-14 7 Marathon Oil Corporation

N.A. E&P & OSM Crude Oil & Condensate Realizations Asset 1Q 2014 2Q 2014 Difference Bakken 89.46 93.08 3.62 Eagle Ford 96.10 99.08 2.98 Oklahoma Resource Basins 94.38 101.12 6.74 All other North America 89.25 93.45 4.20 Total North America E&P 92.48 95.95 3.47 Oil Sands Mining 88.50 94.17 5.67 Marker 1Q 2014 2Q 2014 Difference WTI – Cushing 98.62 102.99 4.37 LLS* 104.36 105.55 1.19 WCS 75.55 82.95 7.40 Price USD/BBL 8 Marathon Oil Corporation *Source: Bloomberg LLP LLS St. James

International E&P Segment Earnings 2Q-14 vs. 1Q-14 Marathon Oil Corporation 221 (24) (11) (4) (10) (47) 0 50 100 150 200 250 1Q 2014 Volume Variance (Pre-tax) Price Variance (Pre-tax) DD&A (Pre-tax) Exploration Expenses (Pre-tax) Other (Pre-tax) Income Taxes 2Q 2014 $M M 35 160 9 We sold our Angola assets in the first quarter of 2014 and entered into an agreement to sell our Norway business in June 2014. The Angola and Norway businesses are reflected as discontinued operations and excluded from above.

Oil Sands Mining Segment Earnings 64 (17) 23 (15) (2) 2 55 0 10 20 30 40 50 60 70 80 1Q 2014 Volume Variance (Pre-tax) Price Variance (Pre-tax) Operating Costs (Pre-tax) Other (Pre-tax) Income Taxes 2Q 2014 $M M 2Q-14 vs. 1Q-14 10 Marathon Oil Corporation

U.S. Resource Plays Drive Toward >30% Growth  Eagle Ford outperforming modeled type curves and on track for double digit growth quarter-over-quarter through year end  Production averaged 102,000 net BOED; increased 26% over 2Q 2013 and 6% over prior quarter  Enhanced completion design delivering strong early results; wells with 180-day cumulative production yielding on average 25% improvement relative to modeled type curves  Pace of Eagle Ford wells to sales up 55% quarter-over-quarter; 76 gross operated wells to sales  Successful delineation of Austin Chalk / Upper Eagle Ford for co-development continues, with an initial 15,500 net acres now delineated  3 Austin Chalk / Upper Eagle Ford wells to sales during 2Q – Two wells in condensate window, most recent 30-day IP rate 1,650 BOED (73% liquids) – First well in black oil window, 30-day IP rate 600 BOED (90% liquids)  9 Austin Chalk / Upper Eagle Ford wells drilling, completed or awaiting first production 11 Marathon Oil Corporation 2Q 2014 Activities

U.S. Resource Plays Drive Toward >30% Growth  Bakken driving to higher density pilots and shifting to more aggressive completion designs  Production averaged 50,000 net BOED; increased 28% over 2Q 2013 and 16% over prior quarter  Reached TD on 19 gross operated wells and turned 19 gross wells to sales  8 recompletions with favorable results in Myrmidon and Hector; Myrmidon pre-tax IRR >60%  High density pilots continue, 4 additional spacing pilots with 6 MB & 6 TF 1st bench wells planned; 1st 12 well spacing pilot spud in July  >50% of 2H 2014 wells will test enhanced completion designs, including elevated proppant volumes, slickwater & hybrid fracs, increased stages & cemented liners  Oklahoma Resource Basins growing and consolidating acreage position  Production averaged 18,000 net BOED; increased 38% over 2Q 2013 and 20% over prior quarter  Reached TD on 6 gross operated wells and turned 4 gross SCOOP wells to sales – One SCOOP XL well to sales with 30-day IP rate of 2,000 BOED (64% liquids)  3 Southern Mississippi Trend wells producing & 2nd Granite Wash well turned to sales  3 Southern Mississippi Trend wells planned for 2H 2014  Total net acres >300,000 through combination of successful delineation, acquisitions and leasing 12 Marathon Oil Corporation 2Q 2014 Activities (Continued)

Unconventional Resource Plays Accelerated Resource Development to Grow Profitable Volumes 13 Marathon Oil Corporation 0 50 100 150 200 1Q 2012 2Q 2012 3Q 2012 4Q 2012 1Q 2013 2Q 2013 3Q 2013 4Q 2013 1Q 2014 2Q 2014 2014E A va ila b le f o r Sa le N et M B O ED Oklahoma Resource Basins Bakken Eagle Ford +52% +20% +29% +16% +8% +2% +7% +7% +10%

Lower 48 Onshore Forecast 0 50 100 150 200 250 1Q 2012 2Q 2012 3Q 2012 4Q 2012 1Q 2013 2Q 2013 3Q 2013 4Q 2013 1Q 2014 2Q 2014 3Q 2014E A va ila b le f o r Sa le N et M B O ED Net Production Available for Sale 14 Marathon Oil Corporation % Crude Oil & Cond 57 59 58 60 60 60 61 62 63 65 6 7 10 10 12 12 13 13 13 13 % NGL +25% +7% +17% +9% +6% 0% +4% +4% +7%

0 100 200 300 400 500 1Q 2013 2Q 2013 3Q 2013 4Q 2013 1Q 2014 2Q 2014 3Q 2014 4Q 2014 MBOE D Available for Sale Sales Libya - Available for Sale Libya - Sales E&P Net Production Volumes Including Libya and excluding Alaska & Disc Ops North America & International E&P Segments  Net production available for sale increased 3% from 1Q 2014  Growth in the North America resource plays  Sales volumes were higher at 350 net MBOED compared to 339 net MBOED in 1Q 2014  North America sales higher and slightly lower international liftings relative to 1Q 2014  Cumulative underlift at the end of 2Q 2014 is 2.1 MMBOE – Underlifted (1.7) MMBOE natural gas Libya – Underlifted (0.9) MMBBL Libya, (0.2) MMBBL E.G. – Overlifted 0.7 MMBBL U.K. Volumes, including Libya and excluding Alaska & Discontinued Operations 15 Marathon Oil Corporation Libya Net Available for Sale (MBOED) 46 45 18 2 2 1

U.K. 2% E.G. 10% U.S. 69% Canada 19% U.K. 5% E.G. 11% U.S. 67% Canada 17% Total Company LHC Sales Volumes Excluding Libya & Norway 2Q-14 Actual vs. 3Q-14 Estimate Marathon Oil Corporation 16 3Q 2014 Estimated Sales Volumes 275 – 295 Net MBOD 2Q 2014 Actual Sales Volumes 266 Net MBOD Minimal Libya sales volumes in 2Q 2014

Location Well 2014 Q1 Q2 Q3 Q4 Kurdistan Mangesh-1 Kurdistan East Swara Tika-1 Kurdistan Jisik-11 Kurdistan Mirawa-21,2 Kenya Sala-1 Kenya Sala-22 Ethiopia Shimela-1 Ethiopia Gardim-1 Gulf of Mexico Shenandoah2 Gulf of Mexico Key Largo1 Gulf of Mexico Perseus E.G. Sodalita West1 E.G. Rodo1 45% WI 2014 Drilling Schedule 17 J F M A M J J A S O N D 1 Marathon operated wells 2 Appraisal wells 50% WI 20% WI 20% WI 30% WI Testing TD 10% WI present 45% WI 20%WI Testing TD 60% WI 50% WI Testing TD 80% WI 100% WI 20%WI Testing GOM Program Moves Front and Center Testing TD

Executing on 2014 Priorities  Accelerated activity in Eagle Ford, Bakken and Oklahoma Resource Basins  Eagle Ford - well results continue to outperform modeled type curves; double digit production growth quarter-over-quarter for remainder of 2014  Bakken - more than 50% of 2H wells testing enhanced completion systems; downspacing pilots now focused on 12-well spacing per DSU  Oklahoma - net acreage position grown to >300,000; acreage delineation continuing  2013-2014 Resource play production growth >30%  Portfolio optimization strategy and capital allocation  Agreement to sell Norway business for total transaction value of $2.7 billion ($2.1 billion proceeds); expect to close in 4Q 2014  Organic growth is first priority for redeployment of proceeds with balance available for share repurchases and general corporate purposes  Share repurchases  Completed $1.5B share repurchase  Remaining share repurchase authorization is $1.5 billion 18 Marathon Oil Corporation

We Will be Recognized as the Premier Independent E&P Company by: 19 Marathon Oil Corporation Living our values Investing in our people Continuous improvement in operating and capital efficiency Driving profitable and sustainable growth Rigorous portfolio management Quality and material resource capture Delivering long-term shareholder value Premier Independent E&P Company

Appendix

Volumes, Exploration Expenses & Effective Tax Rate 2014 (excluding Libya & Discontinued Operations) 21 Marathon Oil Corporation 1Q 2Q 3Q 4Q Year North America E&P Net Sales Volumes: - Liquid Hydrocarbons (MBD) 163 178 - Natural Gas (MMCFD) 300 294 - North America E&P Total (MBOED) 213 227 International E&P Net Sales Volumes: - Liquid Hydrocarbons (MBD) 48 44 - Natural Gas (MMCFD) 468 474 - International E&P Total (MBOED) 126 123 E&P Segments Combined Sales Volumes: - Total Net Sales (MBOED) 339 350 - Total Available for Sale (MBOED) 336 347 Oil Sands Mining Net Sales Volumes (MBD)* 47 44 - Synthetic Crude Oil Production (MBD)** 37 36 Continuing Operations incl. Libya Available for Sale (MBOED) 373 383 Equity Method Investment Net Sales Volumes: - LNG (metric tonnes/day) 6,579 6,624 Exploration Expenses on Cont. Ops (Pre-tax): - North America E&P ($ millions) 57 82 - International E&P ($ millions) 16 63 Consolidated Effective Tax Rate on Cont. Ops (excl. Libya) 36% 31% *Includes blendstocks **Upgraded bitumen excluding blendstocks

2014 Estimates (excluding Libya & Disc Ops) Volumes & Tax Rates by Jurisdiction 22 Marathon Oil Corporation Available for Sale 3QE Available for Sale Year Estimate Estimated LHC Sales Volumes 3QE Approximate Annual Production % Statutory Tax Rate North America E&P Total (MBOED) 235 – 248 - Liquid Hydrocarbons (MBD) 186 – 195 69% - Natural Gas (MMCFD) 295 – 315 International E&P Total (MBOED) 115 – 122 - Liquid Hydrocarbons (MBD) 40 - 44 12% - Natural Gas (MMCFD) 450 – 470 Total both E&P Segments (MBOED) 350 – 370 345 – 360 Synthetic Crude Oil Production (MBD) (excludes royalty)* 40 – 45 37 – 42 19% Total Company LHC Sales (MBOD) 275 – 295 Equity Method Investment LNG (metric tonnes/day) 6,000 – 6,500 5,900 – 6,300 Tax Jurisdiction - U.S. 66 36%** - E.G. 29 25%*** - U.K. 5 62%*** - Total E&P (excluding Libya) 100 - Libya 93%*** - Canada 25% *Upgraded bitumen excluding blendstocks **Includes 1% state tax ***Mostly current

2014 Estimates Exploration Expenses & Annual Production Operating Costs per BOE 23 Marathon Oil Corporation 3QE Year Estimate Exploration Expenses (Pre-tax): North America E&P ($ millions) 50 – 125 International E&P ($ millions) 25 – 100 Effective Consolidated Tax Rate (excluding Libya, Disc Ops) 30 - 35% North America E&P Cost Data Production Operating $10.00 – 11.00 DD&A $25.50 – 27.00 Other* $5.00 – 6.00 International E&P Cost Data** Production Operating $6.75 – 7.75 DD&A $6.75 – 7.75 Other* $2.25 – 3.00 * Other includes shipping and handling, other and general and administrative expenses but excludes production taxes, ad valorem taxes and exploration expenses ** Excludes Libya and Discontinued Operations.

Marathon Oil Corporation 24 Net Income to Adjusted Net Income 1Q 2013 2Q 2013 3Q 2013 4Q 2013 1Q 2014 2Q 2014 3Q 2014 4Q 2014 Net Income 383 426 569 375 1,149 540 Adjustments for special items (net of taxes): Unrealized (gain)/loss on derivative instruments 32 (32) 39 (6) 0 0 (Gain)/loss on dispositions (64) 73 0 11 (576)* 58 Impairments 10 0 0 29 0 0 Pension settlement 0 11 9 9 40 5 Adjusted net income 361 478 617 418 613 603 Adjusted net income, a non-GAAP financial measure, facilitates comparisons to earnings forecasts prepared by stock analysts and other third parties. Such forecasts generally exclude the effects of items that are difficult to predict or measure in advance and are not directly related to Marathon Oil’s ongoing operations. Adjusted net income should not be considered a substitute for net income as reported in accordance with GAAP. *Angola gain is part of discontinued operations ($MM) Reconciliation

Reconciliation
($MM)

Income from Continuing Operations to Adjusted Income from Continuing Operations	1Q 2013	2Q 2013	3Q 2013	4Q 2013	1Q 2014	2Q 2014	3Q 2014	4Q 2014
Income from continuing operations	158	241	396	136	398	360		
Adjustments for special items (net of taxes):								
Unrealized (gain)/loss on derivative instruments	32	(32)	39	(6)	0	0		
(Gain)/loss on dispositions	(64)	73	0	11	0	58		
Impairments	10	0	0	29	0	0		
Pension settlement	0	11	9	9	40	5		
Adjusted income from continuing operations	136	293	444	179	438	423		

Adjusted income from continuing operations, a non-GAAP financial measure, facilitates comparisons to earnings forecasts prepared by stock analysts and other third parties. Such forecasts generally exclude the effects of items that are considered non-recurring, are difficult to predict or to measure in advance or that are not directly related to Marathon Oil's ongoing operations and can exclude the impact of discontinued operations. Adjusted income from continuing operations should not be considered a substitute for income from continuing operations as reported in accordance with GAAP.

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North America E&P Cost per BOE Trend Continuing to control costs 26 0 10 20 30 40 50 60 70 80 1Q 2013 2Q 2013 3Q 2013 4Q 2013 1Q 2014 2Q 2014 3Q 2014 4Q 2014 $ /B O E Production operating DD&A Taxes other than income Other Exploration Marathon Oil Corporation 1Q 2013 Exploration expense includes an Eagle Ford unproved property impairment of $340 MM or $19.08 per BOE

International E&P Cost per BOE Trend Includes Libya 27 0 5 10 15 20 25 30 1Q 2013 2Q 2013 3Q 2013 4Q 2013 1Q 2014 2Q 2014 3Q 2014 4Q 2014 $ /B O E Production operating DD&A Taxes other than income Other Exploration Marathon Oil Corporation We sold our Angola assets in the first quarter of 2014 and entered into an agreement to sell our Norway business in June 2014. The Angola and Norway businesses are reflected as discontinued operations and excluded from above.

International E&P Cost per BOE Trend Excludes Libya 28 0 5 10 15 20 25 30 1Q 2013 2Q 2013 3Q 2013 4Q 2013 1Q 2014 2Q 2014 3Q 2014 4Q 2014 $ /B O E Production operating DD&A Taxes other than income Other Exploration Marathon Oil Corporation We sold our Angola assets in the first quarter of 2014 and entered into an agreement to sell our Norway business in June 2014. The Angola and Norway businesses are reflected as discontinued operations and excluded from above.

Number of LNG Cargoes 15 13 17 14 14 15 1,410 973 1,364 1,250 1,153 980 6,787 5,820 7,302 6,282 6,579 6,624 0 2,000 4,000 6,000 8,000 1Q 2013 2Q 2013 3Q 2013 4Q 2013 1Q 2014 2Q 2014 3Q 2014 4Q 2014 MT D Methanol LNG International E&P 29 Marathon Oil Corporation Net Methanol and LNG Sales Volumes Methanol & LNG sales from Equatorial Guinea are conducted through equity method investees

Net Income
($MM)

	2013				2014			
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
North America E&P Segment Income	(59)	221	242	125	242	302		
International E&P Segment Income	273	170	192	123	221	160		
Oil Sands Mining Segment Income	38	20	106	42	64	55		
Total Segment Income	252	411	540	290	527	517		
Not allocated to segments – corporate:								
Net interest and other (Before income tax)	(73)	(67)	(71)	(67)	(49)	(76)		
General and administrative (Before income tax)	(103)	(98)	(48)	(94)	(64)	(58)		
Other costs and income (Before income tax)	(9)	(9)	(15)	(10)	(14)	(19)		
Provision for income taxes	69	56	38	60	38	59		
Items not allocated to segments, net of tax:								
Unrealized gain (loss) on derivative instruments	(32)	32	(39)	6	-	-		
Gain (Loss) on dispositions	64	(73)	-	(11)	-	(58)		
Impairments	(10)	-	-	(29)	-	-		
Pension settlement	-	(11)	(9)	(9)	(40)	(5)		
Income from continuing operations	158	241	396	136	398	360		
Discontinued operations	225	185	173	239	751	180		
Net Income	383	426	569	375	1,149	540		
Effective Tax Rate for Continuing Operations	74%	70%	48%	40%	33%	30%		

We sold our Angola assets in the first quarter of 2014 and entered into an agreement to sell our Norway business in June 2014. The Angola and Norway businesses are reflected as discontinued operations in all periods presented.

The effective tax rates shown have been calculated in accordance with GAAP.

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Select Balance Sheet / Cash Flow Data ($B) Marathon Oil Corporation 2013 2014 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q As of quarter ended: Cash and cash equivalents 0.8 0.2 0.4 0.3 2.0 1.2 Total debt 6.5 6.5 6.7 6.6 6.5 6.4 Cash-adjusted total debt 5.8 6.3 6.3 6.3 4.5 5.2 Stockholders’ equity 18.6 19.0 19.0 19.3 19.8 19.9 Cash-adjusted debt-to-capital ratio 24% 25% 25% 25% 19% 21% Year-to-date: Net cash provided by operations 1.5 2.4 4.0 5.3 1.5 2.5 Net cash provided by continuing operations 1.1 1.9 3.3 4.4 1.1 2.1 Net cash provided by continuing operations before changes in working capital* 1.2 2.2 3.5 4.4 1.1 2.5 Net cash provided by discontinued operations 0.4 0.5 0.7 0.9 0.4 0.4 31 *See slide 32 for information on net cash provided by continuing operations before changes in working capital, a non-GAAP measure.

Marathon Oil Corporation 32 Net Cash Provided by Continuing Operations 1Q 2013 2Q 2013 3Q 2013 4Q 2013 1Q 2014 2Q 2014 3Q 2014 4Q 2014 Net cash provided by continuous operations 1,078 1,922 3,300 4,388 1,069 2,118 Changes in: Current receivables 87 69 (53) 297 (69) (266) Inventories (17) (19) (11) (19) (41) (58) Current accounts payable and accrued expenses (143) (364) (100) (288) 33 (31) Net cash provided by continuous operations before changes in working capital 1,151 2,236 3,464 4,398 1,146 2,473 ($MM) Reconciliation Net cash provided by continuing operations before changes in working capital, a non-GAAP financial measure, facilitates comparisons to cash flow forecasts prepared by stock analysts and other third parties. Such forecasts generally exclude the effects of items that are difficult to predict or measure in advance and are not directly related to Marathon Oil’s ongoing operations. Net cash provided by continuing operations before changes in working capital should not be considered a substitute for net cash flow provided by continuing operations as reported in accordance with GAAP

Capital, Investment & Exploration Spending Reconciliation $MM Marathon Oil Corporation 2014 Budget 2014 YTD Capital expenditures, including acquisitions 5,669 2,576 M&S Inventory 0 16 Investments in equity method investees & others 0 0 Exploration costs other than well costs 213 68 Capital, Investment & Exploration Spending 5,882 2,660 33 Amounts include discontinued operations and accruals